UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material under Rule 14a-12

AMERUS GROUP CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Filed by: AmerUs Group Co.
Pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: AmerUs Group Co.
Commission File No. 001-15166
The following information was provided by AmerUs Group Co. to Aviva plc for use in communications from Aviva plc regarding the Agreement and Plan of Merger, dated July 12, 2006, by and among Aviva plc, Libra Acquisition Corporation and AmerUs Group Co.

AmerUs Group Co.	Fact Sheet
699 Walnut St., Suite 2000	March 31, 2006
Des Moines, IA 50309
www.amerus.com
NYSE: AMH

Who is
AmerUs Group?
AmerUs Group Co. is a national provider of life insurance and annuity products. It is publicly traded on the New York Stock Exchange under the symbol “amh.”
The company is headquartered in Des Moines, Iowa, and its subsidiaries are in the business of marketing and distributing individual life insurance and annuity products in 50 states, the District of Columbia and the U.S. Virgin Islands.
AmerUs Group’s major operating subsidiaries include AmerUs Life Insurance Company, American Investors Life Insurance Company, Inc., Indianapolis Life Insurance Company and Bankers Life Insurance Company of New York.

Mission Statement
We will be a leading designer and distributor of innovative life insurance and annuity products and concepts to meet the risk and wealth accumulation needs of our customers.

Business Segments
AmerUs Group has two business segments:
     Accumulation Products: AmerUs Annuity Group, our annuity business
     Protection Products: AmerUs Life Insurance Group, our life insurance business

Products
AmerUs Group’s companies offer a wide range of competitive products, including:

•	Indexed annuities	•	Term life insurance
•	Indexed life insurance	•	Traditional fixed annuities
•	Interest-sensitive life insurance	•	Universal life insurance

AmerUs Group is a national leader in indexed products:
•	Number one provider of indexed life insurance in the U.S. for 20 consecutive quarters.
•	One of the top five providers of indexed annuities in the U.S. for 20 consecutive quarters.

Distribution Channels
AmerUs Group believes that life insurance and annuity products are important elements in a solid financial plan. To ensure clients understand the products and how they may benefit their financial portfolio, a national network of agents represents our products. Our distribution channels by segment include:

•	Owned national independent marketing organizations	•	Career marketing organizations
•	Proprietary product distribution	•	Personal producing general agents
•	AmerUs Life Insurance Group	•	Independent marketing organizations
•	Other independent relationships	•	New York distribution

Employees,
Locations
•	1,192 employees

•	Offices in Des Moines, Iowa; Topeka, Kan.; Indianapolis; New York

Financial
Profile
$ in thousands,
except share data

	1st Quarter		For the Year Ended
	2006	2005	2005	2004

Net income available to common shareholders	$78,196	$61,488	$188,762	$192,642

Adjusted net operating income	$51,032	$46,723	$192,451	$168,568
(ANOI)

ANOI per common share
Basic	$1.32	$1.18	$4.93	$4.29
Diluted	$1.22	$1.09	$4.52	$4.10

Assets	n/a	n/a	$24,830,000	$23,170,869

Shareholders’ equity	n/a	n/a	$1,702,315	$1,623,469

Book value (excl. FAS 115)	n/a	n/a	$40.43	$38.29

Statutory adjusted capital	n/a	n/a	$1,306,904	$1,184,666

Investment
Portfolio
As of
March 31, 2006

Current Ratings

	AmerUs Life Insurance Group			AmerUs Annuity Group
	AmerUs	Bankers	Indianapolis	American
	Life	Life	Life	Investors Life
A.M. Best	A	A	A	A
Fitch	A	A	A	A
Moody’s	A3	not rated	A3	A3
Standard & Poor’s	A+	A+	A+	A+

Management

Thomas C. Godlasky	Chairman, President and Chief Executive Officer, AmerUs Group
Gregory D. Boal	Executive Vice President, Chief Investment Officer, AmerUs Group
Michael D. Boltz	Executive Vice President, Chief Information Officer, AmerUs Group
Brian J. Clark	Executive Vice President, Chief Product Officer, AmerUs Group
Mark V. Heitz	President and Chief Executive Officer, AmerUs Annuity Group
Christopher J. Littlefield	Executive Vice President, General Counsel, AmerUs Group
Gary R. McPhail	President and Chief Executive Officer, AmerUs Life Insurance Group
Melinda S. Urion	Executive Vice President and Chief Executive Officer, AmerUs Group Group

Fact sheets contain information excerpted from company reports; please see the company’s complete reports for additional information

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of AmerUs Group Co. by Aviva plc. In connection with the proposed acquisition, AmerUs Group will file with or furnish to the Securities and Exchange Commission all relevant materials, including a proxy statement on Schedule 14A. SECURITY HOLDERS OF AMERUS GROUP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING AMERUS GROUP’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed or furnished by AmerUs Group at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, free copies of the proxy statement (when it becomes available) and other documents will also be available on AmerUs Group’s website at www.amerus.com. The proxy statement and other relevant documents may also be obtained for free from AmerUs Group by directing such request to Investor Relations, AmerUs Group, PO Box 1555, Des Moines, Iowa 50306-1555. The contents of the websites referenced above are not deemed to be incorporated by reference into the proxy statement.
Participants in Solicitation
AmerUs Group and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in AmerUs Group’s Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2006, and information concerning all of AmerUs Group’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from AmerUs Group at www.amerus.com or by directing such request to the address provided in the section above.
Cautionary Statement Regarding Forward-Looking Statements
This document contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” and other similar and related expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on AmerUs

Group. Such forward-looking statements are not guarantees of future events. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (1) the shareholders of AmerUs Group may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholder meeting; (2) the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (3) the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or (4) other factors that may be referred to in AmerUs Group’s reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by AmerUs Group will not materially and adversely affect future events. Security holders are cautioned not to place undue reliance on any forward-looking statements made by AmerUs Group or on its behalf. Forward-looking statements speak only as of the date the statement was made. AmerUs Group undertakes no obligation to update or revise any forward-looking statement.